SCHEDULE 14C INFORMATION

                        Definitive Information Statement
        Pursuant to Section 14(c) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Check the appropriate box:

[  ]   Preliminary Information Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule
       14c-5(d)(2))

[ X]   Definitive Information Statement

                              ACCORD VENTURES, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)   Title of each class of  securities  to which  transaction  applies:  Common
     Stock

2)   Aggregate  number of securities to which  transaction  applies:  13,228,000 shares

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)   Proposed maximum aggregate value of transaction: N/A

5)   Total fee paid: N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the  fee is  offset as  provided  by Exchange  Act
     Rule 0-11(a)(2) and identif the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:    $0

2)   Form, Schedule or Registration Statement No.: N/A

3)   Filing Party:      Accord Ventures, Inc.
                        2 Park Plaza, Suite 450, Irvine, CA  92614

4)   Date Filed:  May 3, 2000

                              ACCORD VENTURES, INC.
                          c/o Gibson, Haglund & Paulsen
                            (Counsel to the Company)
                             2 Park Plaza, Suite 450
                            Irvine, California 92614
                         Telephone Number: 949-752-1100
                               -------------------
                              INFORMATION STATEMENT
                               -------------------

          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

          THIS INFORMATION STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE PROPOSED NAME CHANGE OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                               -------------------

                                  INTRODUCTION

          This Information Statement is being furnished to stockholders of Accord Ventures, Inc., a Nevada corporation ("Accord"), in connection with resolutions providing for amendments to its Articles of Incorporation to change the name of Accord to "Virtual World of Sports, Inc." (the "Name Change").

          The Board of Directors and persons owning a majority of the outstanding voting securities of Accord have adopted, ratified, and approved resolutions to effect the Name Change; no other votes are required or necessary. See the captions "Voting Securities and Principal Holders Thereof" and "Vote Required for Approval," below. Only shareholders of record at the close of business on March 10, 2000 are entitled to notice of the action taken by written consent.

          The Name Change will be effective on the 21st day following the mailing of a definitive copy of this Information Statement to the Accord stockholders (the "Effective Date").

          The Company will bear all of the costs of the preparation and dissemination of this Information Statement. No consideration has been or will be paid to any officer, director, or employee of the Company in connection with the proposed Name Change.

          Correspondence with respect to the proposed Name Change should be addressed to the Secretary of the Company at the Company's principal executive offices at 2 Park Plaza, Suite 450, Irvine, California 92614.

                         DISSENTERS' RIGHTS OF APPRAISAL

          The General Corporation Law of the State of Nevada (the "Nevada Law") does not provide for dissenters' rights of appraisal in connection the Name Change.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments to Accord's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING SECURITIES

          The securities that would have been entitled to vote if a meeting was required to be held to effect the Name Change consist of 13,228,000 shares of $.001 par value common stock of Accord, the number of outstanding shares of common stock at the close of business on the date hereof. Each share of common stock is entitled to one vote. The record date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendments to Accord's Articles of Incorporation, is April 6, 2000.

SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT.

          To the knowledge of management and based upon a review of the stock ledger maintained by Accord's transfer and registrar agent, Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501, the following table sets forth the beneficial ownership of persons who own more than 5% of Accord's common stock as of the date hereof and the share holdings of the executive officers and directors of the Company:


----------------------------- -------------------------- -----------------------------------------------------
           Name and                 Positions Held              Number (2) and Percentage of Shares
         Address (1)                                                     Beneficially Owned
----------------------------- -------------------------- -----------------------------------------------------

Grahame McKee                 Shareholder                       2,770,000                      20.9%
----------------------------- -------------------------- ------------------------- ---------------------------

Troy B. Davis                 Chief Executive Officer           2,688,500                      20.3% (3)
----------------------------- -------------------------- ------------------------- ---------------------------

Peter Johnson                 President and Director              598,000                       4.5%
----------------------------- -------------------------- ------------------------- ---------------------------
R. Gene Klawetter             Director                             50,000                       0.4%

----------------------------- -------------------------- ------------------------- ---------------------------

All directors and executive                                     3,336,500                      25.2%
officers of Company as a
group (3 persons)
----------------------------- -------------------------- ------------------------- ---------------------------



(1) The shareholders' addresses are at the Company's principal executive offices at 2 Park Plaza, Suite 450, Irvine, California 92614.

(2)  Assumes 13,228,000 shares outstanding.

CONTRACTUAL ARRANGEMENTS REGARDING CHANGES IN CONTROL AND CHANGES IN CONTROL SINCE THE BEGINNING OF THE LAST FISCAL YEAR

         On March 15, 2000, Accord executed an Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Stock (the "Reorganization Agreement") of CompSports USA, Inc., a Nevada corporation ("CompSports"). Pursuant to the Reorganization Agreement, CompSports became a wholly-owned subsidiary of the Company.

         As of March 15, 2000, the Company issued 7,770,000 (58.7%) of the 13,228,000 shares of the Company's Common Stock to the former shareholders of CompSports.

                   AMENDMENTS TO THE ARTICLES OF INCORPORATION

NAME CHANGE

         The Board of Directors and majority stockholders have proposed the Name Change to better fit the needs of the Company.

         A Certificate of Amendment will be filed with the Secretary of State of Nevada, reflecting the Name Change, and indicating that the Effective Date of these amendments will be the 21st day following the mailing of a definitive copy of this Information Statement to the stockholders.

STOCK CERTIFICATES

         New stock certificates taking into account the Name Change may be obtained from Nevada Agency and Trust Company, whose address and telephone number are as follows:

    Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno,
                      Nevada 89501 Telephone: 775-322-0626

         A transfer fee of $15 must accompany each transfer for each new stock certificate requested. Stock certificates being transferred into the present owner's name need not be signed or guaranteed; those being transferred to someone other than the present record owner must be signed and bear a "Medallion Member" bank or broker/dealer signature guarantee.

                           VOTE REQUIRED FOR APPROVAL

NAME CHANGE

         Section 78.385 of the Nevada Law provides an outline of the scope of amendments that a Nevada corporation can make to its Articles of Incorporation. These include the Name Change as proposed.

         The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in this Section. This Section provides that the proposed amendment must first be adopted by the Board of Directors, must be submitted to the stockholders for their consideration at a special or annual meeting, and must be approved by persons owning a majority of the outstanding voting securities.

         Section 78.315 provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

RESOLUTIONS ADOPTED BY A MAJORITY OF THE SHAREHOLDERS

         After approval of the proposed Name Change by the Board of Directors on March 15, 2000, the following resolutions were adopted by shareholders owning in excess of 54% of the outstanding voting securities of Accord (see the heading "Security Ownership of Principal Holders and Management," of the caption "Voting Securities and Principal Holders Thereof"):

          WHEREAS, the directors of the Company have approved the amendment of the Articles of Incorporation of the Company to change the name of the Company from Accord Ventures, Inc. to Virtual World of Sports, Inc. upon the filing of an Amendment to the Articles of Incorporation with the Secretary of State of Nevada; and

          NOW, THEREFORE, BE IT RESOLVED, that Article ONE of the Articles of Incorporation be amended to read in full as follows:

                  "ONE:  THE NAME OF THIS CORPORATION IS:

                                    VIRTUAL WORLD OF SPORTS, INC."

          RESOLVED FURTHER, that the officers of the Company are hereby authorized and directed to do all other things and execute and file all documents that in their sole judgment are deemed to be necessary or advisable to carry out the intent of the foregoing resolution.

          No further votes are required or necessary to effect the proposed amendments.

                             ADDITIONAL INFORMATION

     Additional information concerning Accord, including its annual and quarterly reports for the past twelve months, which have been previously filed with the Securities and Exchange Commission, may be accessed though the EDGAR Archives, at www.sec.gov.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                  Troy B. Davis

                             Chief Executive Officer

                                   May 3, 2000


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